                                     [LOGO]

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                          NEW ENGLAND ELECTRIC SYSTEM

                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
                   OF THE FOLLOWING SERIES OF PREFERRED STOCK
                                       OF
                           NEW ENGLAND POWER COMPANY

                         6% Cumulative Preferred Stock

     As set forth in Terms of the Offer -- Procedure for Tendering Shares of the Booklet (referred to below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of the 6% Cumulative Preferred Stock of New England Power Company (the Power Company), a Massachusetts corporation and direct subsidiary of New England Electric System (NEES), listed above (a Series of Preferred or a Series, and each holder thereof a Preferred Shareholder) to be tendered pursuant to the Offer (the Shares) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Booklet). Such form may be delivered by hand or transmitted by mail or by facsimile transmission, to the Depositary. See Terms of the Offer -- Procedure for Tendering Shares in the Booklet. THE POWER COMPANY IS NOT ASKING HOLDERS OF THE 6% CUMULATIVE PREFERRED FOR A PROXY. THEY MAY, HOWEVER, PARTICIPATE IN THE OFFER AND MAY USE THIS FORM FOR THE GUARANTEE OF DELIVERY OF THEIR SHARES.

     A SEPARATE NOTICE OF GUARANTEED DELIVERY MUST BE USED FOR EACH SERIES. THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

             TO: IBJ SCHRODER BANK & TRUST COMPANY (THE DEPOSITARY)

             By First-Class Mail:                     By Hand or Overnight Delivery:
                 P.O. Box 84                                 One State Street
            Bowling Green Station                           New York, NY 10004
              New York, NY 10274                     Attn: Reorganization Department
       Attn: Reorganization Department              Securities Processing Window SC-1
                      By Facsimile:                      To Confirm:
                      (212) 858-2611                    (212) 858-2103

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The undersigned hereby tenders to NEES, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement and Information Statement, dated November 6, 1997 (the Booklet), and the related Letter of Transmittal (which together constitute the Offer), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in Terms of the Offer -- Procedure for Tendering Shares in the Booklet.

Number of Shares:
                 ---------------------------------------------------------------

Certificate Nos. (if available):
                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

PLEASE COMPLETE:

                     SIGNATURE(S) OF REGISTERED HOLDER(S)*

--------------------------------------------------------------------------------
                                  (SIGNATURE)

--------------------------------------------------------------------------------
                                  (SIGNATURE)

DATED:
------------------------------------------------------------------, 199_

NAME(S):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                    (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.:
                                    --------------------------------------------
--------------------------------------------------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE:

If Shares will be tendered by book-entry transfer:

     Name of tendering institution:
                                   ---------------------------------------------
                                                 PLEASE PRINT

     Account No.
                ------------------------------------

     Check Applicable Box:          [ ]  DTC          [ ]  PDTC

Signature(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Name(s) of Record Holder(s):
                            ----------------------------------------------------

                            ----------------------------------------------------
                                              (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THE LETTER OF TRANSMITTAL)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Capacity (Full Title):
                      ----------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                                 (PLEASE PRINT)

Address of Firm:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

Dated:                                                                    , 199_
      -------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, together with properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange
(NYSE) trading days after the date hereof. A NYSE trading day is any day on which the NYSE is open for business.


------------------------------------------     ------------------------------------------
               Name of Firm                               Authorized Signature

------------------------------------------     ------------------------------------------
                 Address                                  Name (Please Print)

------------------------------------------     ------------------------------------------
          City, State, Zip Code                                  Title

------------------------------------------
      Area Code and Telephone Number

Dated:
      -------------------------------, 199_

-----------------------------------------------------------------------------------------
DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH
THE LETTER OF TRANSMITTAL.

                                      LOGO

                    NOTICE OF GUARANTEED DELIVERY AND PROXY
                                      FOR

                          NEW ENGLAND ELECTRIC SYSTEM

                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
                   OF THE FOLLOWING SERIES OF PREFERRED STOCK
                                       OF
                           NEW ENGLAND POWER COMPANY

                        Dividend Series Preferred Stock

                                  4.56% Series
                                  4.60% Series
                                  4.64% Series
                                  6.08% Series

     As set forth in Terms of the Offer -- Procedure for Tendering Shares of the Booklet (referred to below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of Dividend Series Preferred Stock of New England Power Company (the Power Company), a Massachusetts corporation and direct subsidiary of New England Electric System (NEES), listed above (each a Series of Preferred or a Series, and each holder thereof a Preferred Shareholder) to be tendered pursuant to the Offer (the Shares) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all other documents required by the Letter of Transmittal and Proxy to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Booklet). Such form may be delivered by hand or transmitted by mail or by facsimile transmission, to the Depositary. See Terms of the Offer -- Procedure for Tendering Shares in the Booklet.

     A SEPARATE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE USED FOR EACH SERIES. THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND, PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

             TO: IBJ SCHRODER BANK & TRUST COMPANY (THE DEPOSITARY)

             By First-Class Mail:                     By Hand or Overnight Delivery:
                 P.O. Box 84                                 One State Street
            Bowling Green Station                           New York, NY 10004
              New York, NY 10274                     Attn.: Reorganization Department
       Attn.: Reorganization Department             Securities Processing Window SC-1
                      By Facsimile:                      To Confirm:
                      (212) 858-2611                    (212) 858-2103

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal and Proxy) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.

     The undersigned hereby tenders to NEES, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement and Information Statement, dated November 6, 1997 (the Booklet), and the related Letter of Transmittal and Proxy (which together constitute the Offer), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in Terms of the Offer -- Procedure for Tendering Shares in the Booklet. DIVIDEND SERIES PREFERRED SHAREHOLDERS (INCLUDING SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE FOR THE PROPOSED AMENDMENT TO THE POWER COMPANY'S ARTICLES OF ORGANIZATION AND BY-LAWS AS SET FORTH IN THE BOOKLET (THE PROPOSED AMENDMENT). DIVIDEND SERIES PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON NOVEMBER 12, 1997 (THE RECORD DATE) AND WHO WISH TO TENDER THEIR SHARES IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID, AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF IRREVOCABLE ASSIGNMENT OF PROXY ATTACHED HERETO) FROM THE HOLDER OF RECORD ON THE RECORD DATE AND INCLUDE SUCH PROXY WITH THIS NOTICE OF GUARANTEED DELIVERY AND PROXY OR VOTE SUCH PROXY FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING (AS DEFINED IN THE BOOKLET). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING.

     IN ADDITION, SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT BY CASTING THEIR VOTE AND SIGNING THE PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE POWER COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO EACH DIVIDEND SERIES PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES WERE NOT TENDERED PURSUANT TO THE OFFER.

PLEASE COMPLETE:

                                     PROXY

     The undersigned hereby appoints John G. Cochrane, Michael E. Jesanis, and Robert King Wulff, and each of them, proxies, with full power of substitution, to represent the shareholder(s) at the Special Meeting to be held on December 12, 1997, and at any and all adjournments thereof, and to vote thereat the number of shares which the shareholder(s) would be entitled to vote if then personally present, with all the powers the shareholder(s) would then possess, but especially, without limiting the foregoing, to vote as specified herein on the proposal set forth in the proxy statement.

     THIS NOTICE OF GUARANTEED DELIVERY AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE POWER COMPANY. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR
Item 1.

     INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF THE POWER COMPANY RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

     HOLDERS OF SHARES OF DIVIDEND SERIES PREFERRED STOCK WHO WISH TO TENDER THEIR SHARES MUST VOTE "FOR" THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

     Amendment of the Articles of Organization and By-laws to delete in its entirety Article I, Section 4E(4), limiting the Power Company's ability to issue unsecured indebtedness.

        [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 INCLUDED IN THE LETTER OF TRANSMITTAL AND PROXY SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.

     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" THE PROPOSED AMENDMENT AND OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE POWER COMPANY, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Any holder of Shares held of record on the Record Date in the name of another holder must establish, to the satisfaction of the Power Company, such holder's entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

  Please check box if you plan to attend the Special Meeting. [ ]

                            ------------------------

SERIES OF PREFERRED (CHECK ONE):

                        Dividend Series Preferred Stock:

               [ ] 4.56% Series                 [ ] 4.60% Series
               [ ] 4.64% Series                 [ ] 6.08% Series

Number of Shares:
                 ---------------------------------------------------------------

Certificate Nos. (if available):
                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

PLEASE COMPLETE:
================================================================================

                      SIGNATURE(S) OF REGISTERED HOLDER(S)

--------------------------------------------------------------------------------
                                  (SIGNATURE)

--------------------------------------------------------------------------------
                                  (SIGNATURE)

Dated:
      ------------------------------------------------------------------, 199_

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                     (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.:
                                    --------------------------------------------
--------------------------------------------------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal and Proxy.

================================================================================


ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE:
================================================================================

If Shares will be tendered by book-entry transfer:

     Name of tendering institution:
                                   ---------------------------------------------
                                                (PLEASE PRINT)

     Check applicable box:          [ ]  DTC          [ ]  PDTC

     Account No.
                ----------------------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Name(s) of Record Holder(s):
                            ----------------------------------------------------

                            ----------------------------------------------------
                                              (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

================================================================================


PLEASE COMPLETE:
================================================================================

     A holder of Shares of Dividend Series Preferred Stock who elects to tender Shares pursuant to this Notice of Guaranteed Delivery and Proxy must check ONE of the boxes below:

     [ ] A duly completed, valid, and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is included herein.

     [ ] A valid vote "FOR" the Proposed Amendment will be cast at the Special
         Meeting.
================================================================================

     IF SELLING SHARES ON OR AFTER NOVEMBER 10, 1997, A RECORD HOLDER OF DIVIDEND SERIES PREFERRED STOCK MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY.

     PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK PROXY TO A SUBSEQUENT HOLDER OF DIVIDEND SERIES PREFERRED STOCK WHO WAS NOT A HOLDER OF RECORD ON NOVEMBER 12, 1997.

                               IRREVOCABLE PROXY*
                         WITH RESPECT TO SHARES OF THE
               ____% SERIES OF DIVIDEND SERIES PREFERRED STOCK OF
                   NEW ENGLAND POWER COMPANY (POWER COMPANY)
             (PLEASE INDICATE APPROPRIATE SERIES OF DIVIDEND SERIES
            PREFERRED STOCK IN THE BLANK LOCATED THREE LINES ABOVE.)

     The undersigned hereby irrevocably appoints:

              ---------------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution to represent the undersigned at the Special Meeting to be held on December 12, 1997, and at any and all adjournments thereof, and to vote thereat the Shares indicated below of the above indicated Series of Dividend Series Preferred Stock of New England Power Company held of record by the undersigned on November 17, 1997, which the undersigned would be entitled to vote if personally present with all the powers the undersigned would then possess, but especially, without limiting the foregoing, to vote on the proposal set forth in the Proxy Statement.

     This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

     This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

     All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest, and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Booklet and in the Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Power Company upon the terms and subject to the conditions of the Offer.

                         DESCRIPTION OF PREFERRED STOCK

  CERTIFICATE NUMBER(S)
     (ATTACH LIST IF             AGGREGATE NUMBER
       NECESSARY)                    OF SHARES
-------------------------    -------------------------

1.                           -------------------------
-------------------------

2.                           -------------------------
-------------------------

3.                           -------------------------
-------------------------

                             Total:
                             ----------------------

---------------
* THIS IRREVOCABLE PROXY MUST BE SIGNED ON THE NEXT PAGE TO BE EFFECTIVE.

--------------------------------------------------------------------------------

                               IRREVOCABLE PROXY
                SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY*

--------------------------------------------------------------------------------
                                  (SIGNATURE)

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Dated:
      --------------------------------------------------------------------, 199_

Tax Identification or Social Security No(s)
                                           -------------------------------------

--------------------------------------------------------------------------------
                                  (SIGNATURE)

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Dated:
      --------------------------------------------------------------------, 199_

Tax Identification or Social Security No(s)
                                           -------------------------------------

--------------------------------------------------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent, or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Proxy.

                           GUARANTEE OF SIGNATURE(S)
       (SEE INSTRUCTIONS 1 AND 5 OF THE LETTER OF TRANSMITTAL AND PROXY)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Capacity (Full Title):
                      ----------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                                 (PLEASE PRINT)

Address of Firm:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

Dated:
      --------------------------------------------------------------------, 199_


--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, together with properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange (NYSE) trading days after the date hereof. A NYSE trading day is any day on which the NYSE is open for business.


------------------------------------------     ------------------------------------------
               Name of Firm                               Authorized Signature

------------------------------------------     ------------------------------------------
                 Address                                  Name (Please Print)

------------------------------------------     ------------------------------------------
          City, State, Zip Code                                  Title

------------------------------------------
      Area Code and Telephone Number

Dated:                              , 199_
      ------------------------------

-----------------------------------------------------------------------------------------
DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH
THE LETTER OF TRANSMITTAL AND PROXY.